EXHIBIT 32.2

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kingston Mines Ltd. on Form 10-QSB for the quarter ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas Mills, Vice-President, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 5, 2007



By /s/ Thomas Mills
Thomas Mills
Vice-President, Chief Financial Officer
and Principal Accounting Officer